SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 12, 2008

Znomics, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-136372	88-0417389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2611 SW Third Ave. Suite 200, Portland, OR	97201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  503 827-5271

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The board of directors accepted the resignation of Dr. Roger Cone as President effective June 12, 2008.  Dr. Cone has accepted the position of chairman of the Department of Molecular Physiology and Biophysics at Vanderbilt University Medical Center, starting in August, but will continue as a consultant, scientific advisory board member to the company and as a member of the company’s board of directors.

As a non-officer board member, Dr. Cone will be eligible to receive 15,000 common stock options annually under the Company’s stock option plan.  The stock options will vest quarterly based upon the annual anniversary of the grant date.

There are no family relationships between Dr. Cone and any of our directors or executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Znomics, Inc.

/s/Kerry D. Rea
Kerry D. Rea
Chief Financial Officer

Date:         June 18, 2008